Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Notes to Financial Statements
Income Taxes

We have operated at a net loss since inception and have not recorded or paid any income taxes, other than for non-cash deferred tax expense related to a basis difference between financial reporting and tax reporting deductible goodwill. We have significant net operating loss (“NOL”) carry-forwards that would be recognized at such time as we demonstrate the ability to operate on a profitable basis for an extended period of time. The deferred income tax asset resulting primarily from the NOL carry-forwards has been fully reserved with a valuation allowance. Because goodwill is not depreciated and has an indefinite life for book purposes, the deferred tax liability related to the book to tax basis difference is not offset against the deferred tax assets when establishing our valuation allowance. Accordingly, we record non-cash deferred income tax expense, which increases the deferred tax liability, of approximately $16,000 each quarter.

Deferred income taxes reflect the net income tax effects of temporary differences between the amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes as well as income tax credit carry-forwards. The tax effects of temporary differences and credits that give rise to significant portions of the net deferred income tax asset are as follows:

	Year ended December 31,
	2013	2012

NOL carry-forwards	$18,439,000	$17,729,000
Book basis in goodwill in excess of tax basis	(723,000)	(659,000)
Other intangible assets	277,000	392,000
Non-cash stock-based compensation expense	4,402,000	4,401,000
Non-deductible accruals	1,407,000	1,488,000
Less: Valuation allowance	(24,525,000)	(24,010,000)
Net deferred tax liability	$(723,000)	$(659,000)

A valuation allowance must be established for a deferred income tax asset if it is more likely than not that a tax benefit may not be realized from the asset in the future. We have established a valuation allowance to the extent of our deferred income tax assets since it is not yet certain that absorption of the asset through future earnings will occur. Because goodwill is not depreciated and has an indefinite life for book purposes, the deferred tax liability related to the book to tax basis difference is not offset against the deferred tax assets when establishing our valuation allowance. Accordingly, we record non-cash deferred income tax expense, which increases the deferred tax liability, of approximately $65,000 each year.

At December 31, 2013 and 2012, we had United States federal NOL carry-forwards available to offset future taxable income of approximately $46 and $44 million, respectively, which expire in the years 2013 through 2033. Under Section 382 of the Internal Revenue Code (“IRC”) of 1986, as amended, the utilization of United States NOL carry-forwards may be limited under the change in stock ownership rules of the IRC.

We do not believe our equity raises and sale of common stock that we have completed triggered an ownership change. Furthermore, a limitation would not have an impact on our consolidated financial statements as we have recorded a valuation allowance for the entire amount of our deferred tax assets.

The reconciliation of income tax computed at the United States federal statutory tax rate of 34% to the income tax benefit is as follows:

	Year ended December 31,
	2013	2012

Tax benefit at federal statutory rate	-34%	-34%
State taxes, net of federal income tax	-6%	-6%
Change in deferred tax valuation allowance	35%	37%
Income tax expense	-5%	-3%

The effects of a tax position taken or expected to be taken in a tax return are to be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. No uncertain tax positions have been identified through December 31, 2013 and 2012.